Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,357,440 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance
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periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$501,520,927
Aggregate Outstanding Principal Balance – Treasury Bill	$ 56,665,279
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.30%
Aggregate Outstanding Principal Balance – One Month LIBOR	$444,855,648
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	88.70%
Number of Borrowers	15,825
Average Outstanding Principal Balance Per Borrower	31,692
Number of Loans	28,261
Average Outstanding Principal Balance Per Loan – Treasury Bill	42,670
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,517
Weighted Average Remaining Term to Scheduled Maturity	174 months
Weighted Average Annual Interest Rate	4.89%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,967	$74,954,263	14.9%
3.01% to 3.50%	5,298	72,550,721	14.5
3.51% to 4.00%	5,021	78,127,056	15.6
4.01% to 4.50%	6,091	90,154,832	18.0
4.51% to 5.00%	1,972	32,891,254	6.6
5.01% to 5.50%	520	11,434,139	2.3

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
5.51% to 6.00%	510	10,980,811	2.2
6.01% to 6.50%	656	13,903,934	2.8
6.51% to 7.00%	913	21,702,788	4.3
7.01% to 7.50%	329	9,203,727	1.8
7.51% to 8.00%	734	24,064,859	4.8
8.01% to 8.50%	656	27,324,421	5.4
Equal to or greater than 8.51%	594	34,228,123	6.8
Total	28,261	$501,520,927	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,952	$7,126,134	1.4%
$5,000.00 - $9,999.99	2,209	16,506,201	3.3
$10,000.00 - $14,999.99	1,844	22,841,461	4.6
$15,000.00 - $19,999.99	1,464	25,491,530	5.1
$20,000.00 - $24,999.99	1,165	26,114,298	5.2
$25,000.00 - $29,999.99	899	24,641,767	4.9
$30,000.00 - $34,999.99	773	25,066,387	5.0
$35,000.00 - $39,999.99	589	22,069,229	4.4
$40,000.00 - $44,999.99	558	23,655,908	4.7
$45,000.00 - $49,999.99	441	20,923,643	4.2
$50,000.00 - $54,999.99	367	19,263,996	3.8
$55,000.00 - $59,999.99	306	17,623,787	3.5
$60,000.00 - $64,999.99	271	16,943,330	3.4
$65,000.00 - $69,999.99	222	14,946,708	3.0
$70,000.00 - $74,999.99	183	13,288,586	2.6
$75,000.00 - $79,999.99	169	13,103,635	2.6
$80,000.00 - $84,999.99	150	12,316,899	2.5
$85,000.00 - $89,999.99	128	11,200,577	2.2
$90,000.00 - $94,999.99	121	11,192,667	2.2
$95,000.00 - $99,999.99	106	10,334,984	2.1
$100,000.00 and above	908	146,869,199	29.3
Total	15,825	$501,520,927	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	26,551	$456,676,052	91.1%
31 - 60 Days	606	14,696,158	2.9
61 - 90 Days	372	10,853,912	2.2
91 - 120 Days	176	4,390,414	0.9
121 - 150 Days	126	3,509,371	0.7
151 - 180 Days	89	2,538,530	0.3
181 - 210 Days	89	3,263,186	0.7
Greater than 210 Days	252	5,593,304	1.1
Total	28,261	$501,520,927	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	105	$27,508	*
4 to 12	515	505,988	0.1%
13 to 24	2,213	4,421,267	0.9
25 to 36	1,457	4,727,332	0.9
37 to 48	1,286	5,823,864	1.2
49 to 60	1,070	6,402,989	1.3
61 to 72	1,442	10,318,542	2.1
73 to 84	2,944	20,815,594	4.2
85 to 96	1,365	13,695,060	2.7
97 to 108	1,065	13,385,701	2.7
109 to 120	1,034	15,048,345	3.0
121 to 132	1,850	32,722,025	6.5
133 to 144	3,513	67,402,563	13.4
145 to 156	1,689	40,973,702	8.2
157 to 168	1,379	36,944,001	7.4
169 to 180	1,185	35,418,786	7.1
181 to 192	859	28,783,278	5.7
193 to 204	685	25,506,473	5.1
205 to 216	495	19,546,900	3.9
217 to 228	389	15,094,385	3.0
229 to 240	287	11,160,101	2.2
241 to 252	243	10,618,939	2.1
253 to 264	155	6,970,708	1.4
265 to 276	105	5,295,366	1.1
277 to 288	121	5,918,286	1.2
289 to 300	238	17,948,899	3.6
301 to 312	391	31,655,384	6.3
313 to 324	24	1,634,222	0.3
325 to 336	24	2,344,019	0.5

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
337 to 348	29	1,824,455	0.4
349 to 360	56	5,524,303	1.1
361 and above	48	3,061,942	0.6
Total	28,261	$501,520,927	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	616	$12,985,806	2.6%
Forbearance*	2,322	50,482,557	10.1
Repayment
First year in repayment	157	9,054,191	1.8
Second year in repayment	169	8,201,492	1.6
Third year in repayment	229	10,253,765	2.0
More than 3 years in repayment	24,768	410,543,116	81.9
Total	28,261	$501,520,927	100.0%

*
Of the trust student loads in forbearance status approximately 113 loan with an aggregate outstanding principal balance of $2,460,571, representing 0.49% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
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The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 149.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	15.3	–	195.5
Forbearance	–	23.9	183.8
Repayment	–	–	169.4
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $12,985,806 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $9,593,315 or approximately 73.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	165	$3,401,617	0.7%
Alaska	41	707,399	0.1
Arizona	646	13,281,728	2.6
Arkansas	107	1,866,280	0.4
California	3,152	59,424,085	11.8
Colorado	484	9,064,994	1.8
Connecticut	343	4,773,454	1.0
Delaware	65	1,671,327	0.3
District of Columbia	102	1,367,182	0.3
Florida	4,279	70,028,724	14.0
Georgia	841	15,714,901	3.1
Hawaii	106	2,236,641	0.4
Idaho	102	1,697,895	0.3
Illinois	794	12,005,534	2.4
Indiana	526	8,699,162	1.7
Iowa	133	2,111,289	0.4
Kansas	514	8,757,475	1.7
Kentucky	158	2,479,767	0.5
Louisiana	535	9,851,797	2.0
Maine	61	833,444	0.2
Maryland	613	11,275,315	2.2
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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Massachusetts	680	9,693,733	1.9
Michigan	482	9,687,504	1.9
Minnesota	411	7,404,618	1.5
Mississippi	134	3,277,664	0.7
Missouri	647	12,430,507	2.5
Montana	65	946,153	0.2
Nebraska	61	1,135,407	0.2
Nevada	190	4,020,826	0.8
New Hampshire	100	1,579,805	0.3
New Jersey	715	10,863,483	2.2
New Mexico	83	1,758,342	0.4
New York	1,745	26,166,137	5.2
North Carolina	626	9,705,753	1.9
North Dakota	20	418,352	0.1
Ohio	2,050	43,803,718	8.7
Oklahoma	372	6,502,165	1.3
Oregon	427	7,845,300	1.6
Pennsylvania	649	11,016,785	2.2
Rhode Island	65	1,314,792	0.3
South Carolina	196	4,698,378	0.9
South Dakota	23	282,708	0.1
Tennessee	384	7,436,758	1.5
Texas	2,048	36,135,423	7.2
Utah	95	2,569,100	0.5
Vermont	34	805,281	0.2
Virginia	659	11,664,857	2.3
Washington	987	17,044,432	3.4
West Virginia	96	1,737,461	0.3
Wisconsin	197	3,110,837	0.6
Wyoming	26	642,619	0.1
Other	227	4,572,016	0.9
Total	28,261	$501,520,927	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will
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be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	13,957	$200,010,653	39.9%
Other Repayment Options(1)	11,117	195,682,098	39.0
Income-driven Repayment(2)	3,187	105,828,176	21.1
Total	28,261	$501,520,927	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 222 loans with an aggregate outstanding principal balance of $8,668,011 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,013	$203,407,559	40.6%
Unsubsidized	14,248	298,113,368	59.4
Total	28,261	$501,520,927	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	312	$17,247,893	3.4%
October 1, 1993 through June 30, 2006	27,949	484,273,034	96.6
July 1, 2006 and later	0	0	0.0
Total	28,261	$501,520,927	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
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The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	763	$8,785,339	1.8%
College Assist	14	428,334	0.1
Educational Credit Management Corporation	1,249	22,431,970	4.5
Florida Off of Student Financial Assistance	4,537	65,021,265	13.0
Great Lakes Higher Education Corporation	12,624	267,073,897	53.3
Illinois Student Assistance Comm
Kentucky Higher Education Assistance Authority	1,504	20,668,647	4.1
Louisiana Office of Student Financial Assistance	174	2,387,244	0.5
Michigan Guaranty Agency	285	4,375,757	0.9
Nebraska National Student Loan Program	4	83,319	*
New Jersey Higher Ed Student Assistance Authority	3,068	42,948,802	8.6
New York State Higher Ed Services Corp	242	3,741,788	0.7
Northwest Education Loan Association	1,963	32,088,180	6.4
United Student Aid Funds, Inc.	1,834	31,486,384	6.3
Total	28,261	$501,520,927	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

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